UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                          June 26, 2006 (June 20, 2006)


                              Rite-Aid Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                      1-5742                  23-1614034
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                   Identification Number)


                  30 Hunter Lane, Camp Hill, Pennsylvania 17011
          (Address of principal executive offices, including zip code)

                                 (717) 761-2633
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.  Entry into a Material Definitive Agreement.

         On June 20, 2006, the Compensation Committee of the Board of Directors of Rite Aid Corporation ("Rite Aid") approved annual equity incentive compensation awards in respect of the 2007 Fiscal Year for the five executive officers named in Rite Aid's most recent proxy statement as disclosed below, other executive officers and key managers. The 2007 equity compensation awards were granted pursuant to Rite Aid's 2004 Omnibus Equity Plan, which was previously filed with the Securities and Exchange Commission and approved by Rite Aid's shareholders. The awards include stock options, restricted stock and performance units. The number of stock options granted to each of Mary Sammons (President and Chief Executive Officer), James Mastrian (Chief Operating Officer), Mark Panzer (Senior Executive Vice President and Chief Marketing Officer), Kevin Twomey (Executive Vice President and Chief Financial Officer) and Robert Sari (Executive Vice President and General Counsel) is 279,943 options, 144,637 options, 114,217 options, 68,081 options and 62,210 options, respectively. The number of restricted shares issued to each of Ms. Sammons, Mr. Mastrian, Mr. Panzer, Mr. Twomey and Mr. Sari is 24,434 shares, 12,624 shares, 9,969 shares, 5,942 shares and 5,430 shares, respectively. The number of target performance units (to be settled in cash or shares at Rite Aid's option when earned) for each of Ms. Sammons, Mr. Mastrian, Mr. Panzer, Mr. Twomey and Mr. Sari is 73,303 units, 37,873 units, 29,908 units, 17,827 units and 16,290 units, respectively. The stock options vest with respect to 1/4 of the award each year over four years and the restricted shares vest with respect to 1/3 of the award each year over three years, in each case commencing one year from the date of grant, based on continued employment. The performance units vest on February 28, 2009 or such later date that Rite Aid's attainment of Adjusted EBITDA (earnings, before interest, taxes, depreciation, amortization and certain other adjustments) targets for the Fiscal Year 2007 through Fiscal Year 2009 period is determined. The actual performance awards earned may range from 0-200% of the target award, based upon the level of achievement against the established performance targets.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  June 26, 2006                 By:  /s/ Robert B. Sari
                                          -----------------------------
                                          Name:  Robert B. Sari
                                          Title: Executive Vice President,
                                                 General Counsel and Secretary